Exhibit 23.9

                                   CONSENT OF
                                  EARL V. YOUNG

         I hereby consent to "Earl V. Young" being named as a director in Post Effective Amendment No. 2 to the Registration Statement of Cadence Resources Corporation on Form SB-2, SEC Registration No. 333-110099.

November 10, 2005


                                           /s/ Earl V. Young
                                           -------------------------------------
                                           Earl V. Young